UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008

CREATIVE VISTAS, INC.
(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction)	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2100 Forbes Street
Unit 8-10
Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On July 16, 2008, Creative Vistas, Inc. (the “Registrant”) entered into a Consulting Agreement (the “Consulting Agreement”) with Nationwide Solutions Inc. (“Nationwide”) pursuant to which Nationwide will provide general business consulting services including business development, formalizing reports and negotiating or preparing sales agreements, vendor agreements, business plans, budgets, business presentations, finance agreements and equity agreements. The Consulting Agreement will terminate on July 16, 2012 unless extended or earlier terminated pursuant to the terms of the Consulting Agreement. The Registrant will pay to Nationwide an annual consulting fee of $325,000 for each calendar year during the term of the Consulting Agreement. The chairman of the board of Nationwide, Sayan Navaratnam, is also the chairman of the board of the Registrant.

ITEM 1.02	Termination of a Material Definitive Agreement

On July 16, 2008, a subsidiary of the Registrant, AC Technical Systems Ltd., Nationwide and Sayan Navaratnam entered into a Termination and Release Agreement (the “Termination Agreement”) terminating the consulting agreement between AC Technical Systems Ltd., Nationwide and Sayan Navaratnam dated January 1, 2004 (the “2004 Agreement”). Pursuant to the 2004 Agreement, Nationwide provided business consulting services to AC Technical Systems Ltd. Pursuant to the Termination Agreement, Nationwide waives the right to payment of any amounts presently due or due in the future to Nationwide and AC Technical Ltd. agrees that all requirements of the Consultant and Sayan Navaratnam under the 2004 Agreement are extinguished and terminated in full. The chairman of the board of Nationwide, Sayan Navaratnam, is also the chairman of the board of the Registrant. In connection with Sayan Navaratnam’s resignation as Chief Executive Officer of the Registrant effective May 5, 2008 and because the 2004 Agreement provided business consulting only to the Registrant’s subsidiary, AC Technical Systems, Ltd., the Consulting Agreement described in Item 1.01 was necessary to provide such business consulting services to the Registrant and replaces the 2004 Agreement. The 2004 Agreement is also terminated because the consulting fee paid to Nationwide under the Consulting Agreement is reduced from the fees required under the 2004 Agreement and pursuant to the terms of the Termination Agreement all amounts due under the 2004 Agreement have been waived.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are filed as part of this Report:

10.1	Consulting Agreement, dated July 16, 2008, between Creative Vistas, Inc. and Nationwide Solutions Inc.

10.2	Termination and Release Agreement, dated July 16, 2008, between AC Technical Systems Ltd., Nationwide Solutions Inc. and Sayan Navaratnam

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.
Date: July 17, 2008
	By:	/s/ Heung Hung Lee
Name: Heung Hung Lee
Title: Chief Financial Officer and Secretary